BRAZOS INSURANCE FUNDS



               Supplement to the Prospectus dated August 25, 2000


         On October 20, 2000, the Board of Trustees of Brazos Insurance Funds adopted a resolution to change the name of the Portfolio from Brazos Small Cap Growth Portfolio to Brazos Small Cap Portfolio. The name change became effective on January 1, 2001. Accordingly, all references to "Brazos Small Cap Growth Portfolio" in the Prospectus should be replaced with "Brazos Small Cap Portfolio".